       UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                        December 31, 1998
                      (Amounts In Thousands)




                              Perma-Fix      Chem-Con
                              Environment    Combined                 Pro
                               12/31/98      9/30/98    Adjustment    Forma
                              ___________    ________  _____________ ________
ASSETS
Current Assets:
  Cash and cash equivalents       $776        $334     ($1,000)(c)      $110
  Restricted Cash equivalents
     and investment                111         494                       605
  Accounts Receivable, net of
    allowance for doubtful
    accounts                     5,950       5,043                    10,993
    Inventories                    145                                   145
    Prepaid Expenses               471          28                       499
   Other Receivables                11          26                        37
   Assets of discontinued
     operations                    489                                   489
                                 _____       _____     ______         ______
          Total Current Assets   7,953       5,925     (1,000)        12,878

Property and equipment:         17,741      18,522      2,533(a),(b), 38,796
                                                             (c)
Less accumulated depreciation   (5,836)    (11,886)                  (17,722)
                                 _____       _____     ______         ______
Net property and equipment      11,905       6,636      2,533         21,074

Intangibles and other assets:
  Permits, net of accumulated
     amortization                3,661                                 3,661
  Note Receivable - Officer                  1,065     (1,065)(b)          0
  Goodwill, net of accumulated
     amortization                4,698          35      9,204(a),(c)  13,937
  Other assets                     531           1                       532
Total other assets               8,890       1,101      8,139         18,130
                                 _____       _____     ______         ______
          Total Assets         $28,748     $13,662     $9,672        $52,082
                                ======      ======     ======         ======

       UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                        December 31, 1998
                      (Amounts In Thousands)




                              Perma-Fix      Chem-Con
                              Environment    Combined                 Pro
                               12/31/98      9/30/98    Adjustment    Forma
                              ___________    ________  _____________ ________
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Accounts Payable                $2,422      $1,573                   $3,995
  Accounts Payable-Intercompany                   30      ($30)(c)          0
  Accrued Expenses                 3,369       1,113       433 (c)      4,915
  Revolving loan and term note
    facility                         625                   500 (d)      1,125
  Current portion of settlements
    payable                                    1,044                    1,044
  Current portion of long-term
    debt                             302       2,482    (1,298)(c),(d)  1,486
  Current liabilities of discon-
    tinued operations                863                                  863
                                  ______      ______     ______        ______

      Total current liabilities    7,581       6,242      (395)        13,428

Long-term Liabilities:
Environmental accruals               520       4,430                    4,950
Accrued closure costs                715         450                    1,165
Long-term debt, less current
   portion                         2,087       1,554     7,789 (a),(b), 11,430
Long-term portion of settlements
   payable                                       264          (c),(d)     264
Long-term liabilities of dis-
   continued operations            1,892                                1,892
                                  ______      ______     ______        ______
Total long-term liabilities        5,214       6,698     7,789         19,701

Stockholder's Equity
   Preferred Stock
   Common Stock                       13          77       (76)(c)         14
   Redeemable warrants               140                                  140
   Additional paid-in capital     39,769                 2,999 (c)      42,768
   Accumulated Deficit           (22,157)        645      (645)(c)    (22,157)
                                  ______      ______     ______        ______
                                  17,765         722     2,278         20,765
   Less Common Stock in
     treasury at cost; 943,000
     shares issued and out-
     standing                     (1,812)                              (1,812)
                                  ______      ______     ______        ______

   Total stockholder's equity     15,953         722     2,278         18,953
                                  ______      ______     ______        ______

Total liabilities and stock-
   holder's equity               $28,748     $13,662    $9,672        $52,082
                                 =======      ======    ======        =======

              UNAUDITED PRO FORMA CONDENSED COMBINED
                     STATEMENT OF OPERATIONS
               For the year ended December 31, 1998




                               Perma-Fix      Chem-Con
(Amounts in Thousands,       Environmental    Combined                 Pro
Except for Per Share Data)      12/31/98      9/30/98    Adjustment    Forma
_____________________________________________________________________________
REVENUES                        $30,551       $21,801                $52,352

COST OF GOODS SOLD               21,064        14,134                 35,198
                                _______       _______                _______

     GROSS PROFIT                 9,487         7,667                 17,154


SELLING, GENERAL AND ADMINI-
   STRATIVE                       6,847         6,055                 12,902
DEPRECIATION AND AMORTIZATION     2,109           799      $462(1)     3,370
                                _______       _______     ______      ______
     INCOME  (LOSS) FROM
        OPERATIONS                  531           813      (462)         882

OTHER INCOME (EXPENSE):
   INTEREST INCOME                   35            27                     62
   INTEREST EXPENSE                (294)         (360)     (366)(2)   (1,020)
   OTHER INCOME (EXPENSE)           190                                  190
                                _______        ______     _______     ______
     NET INCOME (LOSS)              462           480      (828)         114

PREFERRED STOCK DIVIDENDS        (1,160)                              (1,160)

   NET INCOME (LOSS) APPLIC-
     ABLE TO COMMON STOCK         ($698)         $480     ($828)     ($1,046)
                                 =======       ======     =======     =======

Basic and diluted loss per
   common share:                 ($0.06)                              ($0.08)
                                 =======       ======     =======     =======

Weighted average number of
   common shares outstanding     12,028                    1,500 *    13,528

                                 =======       ======     =======     =======

*Assumes $2.00 share price

(1) Adjusted for amortization of Goodwill for one year due to acquisition.
(2) Adjusted for Interest Expense on additional Note Payable for acquisition.

               See accompanying notes to unaudited
        pro forma condensed combined financial statements.

       UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                          March 31, 1999
                      (Amounts In Thousands)




                              Perma-Fix      ChemCon
                            Environmental    Combined                  Pro
                               03/31/99      03/31/99    Adjustment    Forma
                              ___________    ________  _____________ ________
ASSETS
Current Assets:
  Cash and cash equivalents        $84         $184   ($1,000)(c)      ($732)
  Restricted Cash equivalents
     and investment                112          471                      583
  Accounts Receivable, net of
     allowance for doubtful
     accounts                    6,047        4,937                   10,984
  Inventories                      163                                   163
  Prepaid Expenses               1,262           28                    1,290
  Other Receivables                 26           20                       46
  Assets of discontinued
    operations                     456                                   456
                                ______       ______    _______        ______
        Total Current Assets     8,150        5,640   (1,000)         12,790


Property and equipment:         18,138       17,911    2,644 (a),(b),  38,693
                                                                (c)
   Less accumulated depreci-
      ation                     (6,180)     (11,403)                  (17,583)
                                ______       ______    _______        ______
   Net property and equipment   11,958        6,508    2,644           21,110

Intangibles and other assets:
   Permits, net of accumulated
      amortization               3,611                                  3,611
   Note Receivable - Officer                  1,065   (1,065)(b)            0
   Goodwill, net of accumulated
      amortization               4,653           30    9,204 (a),(c)   13,887
   Other assets                    551            1                       552
                                ______       ______    _______         ______
Total other assets               8,815        1,096     8,139          18,050
                                ______       ______    _______         ______
       Total Assets            $28,923      $13,244    $9,783         $51,950
                               =======       ======    =======        =======

       UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                          March 31, 1999
                      (Amounts In Thousands)

                              Perma-Fix      ChemCon
                            Environmental    Combined                  Pro
                               03/31/99      03/31/99    Adjustment    Forma
                              ___________    ________  _____________ ________
LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
  Accounts Payable               $2,909       $1,515                   $4,424
  Accounts Payable-Intercompany                   11       (11)(c)          0
  Accrued Expenses                3,521        1,192       433(c)       5,146
  Current portion of settle-
     ments payable                1,044                                 1,044
  Current portion of long-term
     debt                           931        2,355      (798)(c),(d)  2,488
  Current liabilities of dis-
     continued operations           496                                   496
                                  ______      ______     ______        ______
      Total current liabilities    7,857       6,117      (376)        13,598

Long-term Liabilities:
  Environmental accruals             484       4,430                    4,914
  Accrued closure costs              722         450                    1,172
  Long-term debt, less current
     portion                       1,839       1,425    7,789(a),(b),  11,053
  Long-term portion of settle-
     ments payable                   192                     (c),(d)      192
  Long-term liabilities of dis-
     continued operations          1,884                                1,884
                                  ______      ______    ______         ______
      Total long-term liabilities  4,929       6,497    7,789          19,215

Stockholder's Equity
   Preferred Stock
   Common Stock                       14          77      (76)(c)          15
   Redeemable warrants               140                                  140
   Additional paid-in capital     39,938                2,999(c)       42,937
   Accumulated Deficit           (22,143)        553     (553)(c)     (22,143)
                                  ______      ______    ______         ______
                                  17,949         630    2,370          20,949
   Less Common Stock in treasury
      at cost; 943 shares issued
      and outstanding             (1,812)                              (1,812)
                                  ______      ______    ______         ______

Total stockholder's equity        16,137         630    2,370          19,137
                                  ______      ______   ______          ______
Total liabilities and stock-
   holder's equity               $28,923     $13,244   $9,783         $51,950
                                  ======      ======   ======          ======

              UNAUDITED PRO FORMA CONDENSED COMBINED
                     STATEMENT OF OPERATIONS
               For the quarter ended March 31, 1999



                               Perma-Fix      ChemCon
(Amounts in Thousands,       Environmental    Combined                  Pro
Except for Per Share Data)      03/31/99      03/31/99    Adjustment    Forma
_____________________________________________________________________________
REVENUES                          7,812        5,079                   12,891

COST OF GOODS SOLD                5,290        3,607                    8,897
                                 ______       ______      ______       ______

     GROSS PROFIT                 2,522        1,472           0        3,994

SELLING, GENERAL AND ADMINI-
  STRATIVE                        1,838        1,756                    3,594
DEPRECIATION AND AMORTIZATION       519          138         115(1)       772
                                 ______       ______      ______       ______
     INCOME  (LOSS) FROM
        OPERATIONS                  165        (422)        (115)        (372)

OTHER INCOME (EXPENSE):
  INTEREST INCOME                     7          50                        57
  INTEREST EXPENSE                  (27)        (63)         (92)(2)     (182)
  OTHER INCOME (EXPENSE)            (14)        (21)                      (35)
                                 ______       ______      ______       ______
     NET INCOME (LOSS)              131        (456)        (207)        (532)

PREFERRED STOCK DIVIDENDS          (117)                                 (117)
                                 ______       ______      ______       ______

   NET INCOME (LOSS) APPLICABLE
      TO COMMON STOCK               14         (456)        (207)        (649)
                                 =====        =====       ======        =====

Basic and diluted loss per
   common share:                  0.00                                  (0.05)


Weighted average number of
   common shares out            12,372                     1,500 *     13,872

*Assumes $2.00 share price

(1) Adjusted for amortization of Goodwill for one quarter due to acquisition.
(2) Adjusted for Interest Expense on additional Note Payable for acquisition.

               See accompanying notes to unaudited
       pro forma condensed combined financial statements.

Notes to Unaudited Pro Forma Condensed Combined Financial
Statements

Note I - Basis of Presentation

The unaudited pro forma balance sheet combines the historical consolidated balance sheet of Perma-Fix Environmental Services, Inc. at March 31, 1999, with the historical combined balance sheet of Chem-Con at March 31, 1999. The unaudited pro forma statements of income combine the historical consolidated statements of operations of Perma-Fix Environmental Services, Inc. for the quarter ended March 31, 1999, with the historical combined statements of income for Chem-Con for the quarter ended March 31, 1999. Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.

The unaudited pro forma financial statements exclude the effect of any operating income improvements which may be achieved upon combining the resources of the companies and exclude costs associated with the integration and consolidation of the companies which are not presently estimable.

Note 2 - Significant Accounting Policies

Beginning January 1, 1999, Chem-Con's income, which had previously been reported with a fiscal year end September 30, are now included based on fiscal year end December 31. December 1998 results from these operations are included in retained earnings.

The unaudited pro forma income statements for the quarter ended
March 31, 1999 does not reflect the three months ended December 31, 1998, for Chem-Con. For the quarter ended December 31, 1998,
Chem-Con reported unaudited revenues of $5,887,000 and unaudited net income of $412,000.

Note 3 - Pro Forma Adjustments

Perma-Fix Environmental Services, Inc. anticipates the acquisition of Chem-Con during the second quarter of 1999, in a transaction accounted for as a purchase. The pro forma adjustments are comprised of the following:

     (a) Land located in Orlando, Florida with a fair market value of $1,230,000 and related mortgages of $222,000 were contributed by the Chem-Con stockholder in connection with the acquisition.

     (b) The officer note receivable was forgiven in exchange for certain land and buildings of $700.000 and payoff of certain debt related to the land of $365,000.

     (c) This transaction is accounted for as a purchase transaction and therefore, goodwill is recorded for the difference between assets acquired and liabilities assumed according to the terms and conditions of the purchase contract.

               * All prior goodwill was written off Chem-Con's books
               * Goodwill was recorded at $9,239,000 with a life of 20 years
               * Debt was recorded in the amount of $4,700,000 pursuant to the merger agreement, the additional draw on the revolving line of credit of $2,231,000 was recognized, and unrecorded debt in the amount of $172,000 was booked.
               * All stockholder's equity accounts of Chem-Con were eliminated
               * Stockholder's equity was recorded for the $3,000,000 of common stock to be issued in the purchase at a guaranteed stock price of $2.00 per share
               *    Closing costs are estimated at $500,000
               * Chem-Met land and building was wriiten up by $1,505,000 to fair market value of $1,918,000.

     (d) It is assumed that the current Charter National Bank and the SBA debt of Chem-Con will be replaced by Congress Financial and reclassified between current and long-term.

Note 4 - Federal Income Tax Consequences of the Merger

The unaudited pro forma financial statements assume that the merger qualifies as a taxable transaction for federal income tax purposes.